SPDR® SERIES TRUST

(the “Trust”)

State Street® SPDR S&P Kensho Intelligent Structures ETF

State Street® SPDR S&P Kensho Smart Mobility ETF

( each a “Fund”, and together, the “Funds”)

Supplement dated October 30, 2026

to the Summary Prospectuses, Prospectus and Statement of Additional Information

each dated October 31, 2026, as may be supplemented from time to time

On August 19, 2026, at the recommendation of SSGA Funds Management, Inc., each Fund’s investment adviser, the Trust’s Board of Trustees voted to close and liquidate the Funds.

The Funds will create and redeem creation units through February 17, 2027, which will also be the last day of trading of each Fund’s shares on its principal U.S. listing exchange. Each Fund will cease operations, liquidate its assets, and prepare to distribute proceeds to shareholders of record on or about February 23, 2027 (the “Liquidation Date”). Shareholders of record of each Fund remaining on the Liquidation Date will receive cash at the net asset value of their shares as of such date, which will include any net capital gains and net investment income as of this date that had not been previously distributed.

Prior to the Liquidation Date, the Funds will be in the process of closing down and liquidating their respective portfolios, which will result in each Fund increasing its holdings in cash and/or cash equivalents, which may not be consistent with the Fund’s investment objective and strategy. Shareholders of a Fund may sell their shares on the Fund’s listing exchange prior to February 18, 2027. Customary brokerage charges may apply to such transactions. From February 18, 2027 through the Liquidation Date, we cannot assure you that there will be a market for your shares.

On or about February 24, 2026, each Fund will distribute to its remaining shareholders a liquidating cash distribution equal to the current net asset value of their shares. While the Funds’ shareholders remaining on the Liquidation Date will not incur transaction fees, any liquidation proceeds paid to shareholders should generally be treated as received in exchange for shares and will therefore generally give rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Shareholders can call 1-866-787-2257 for additional information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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